Filed pursuant to Rule 497(a)
Registration No. 333-256733
Rule 482a

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING

New York, NY—July 29, 2021—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced a public offering of 12,500,000 shares of its common stock.  Ares Capital has granted the underwriters an option to purchase up to an additional 1,875,000 shares of common stock.  The offering is subject to customary closing conditions and is expected to close on August 2, 2021.  The offering of the shares is being made under Ares Capital’s shelf registration statement filed with the Securities and Exchange Commission on June 3, 2021, which became effective automatically upon filing.  On July 28, 2021, the official close price of Ares Capital’s common stock on The NASDAQ Global Select Market under the symbol “ARCC” was $20.38 per share.

Morgan Stanley & Co. LLC, BofA Securities and Wells Fargo Securities are acting as joint lead book-running managers for this offering. Goldman Sachs & Co. LLC, J.P. Morgan, RBC Capital Markets, LLC, UBS Investment Bank, Keefe Bruyette & Woods and Raymond James & Associates, Inc. are acting as joint book-running managers for this offering.  Compass Point Research & Trading, LLC, Janney Montgomery Scott LLC, JMP Securities LLC and Oppenheimer & Co. are acting as co-managers for this offering.

The underwriters may offer the shares of common stock from time to time for sale in one or more transactions on The NASDAQ Global Select Market, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its credit facilities. Ares Capital may reborrow under its credit facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The preliminary prospectus supplement dated July 28, 2021 and the accompanying prospectus dated June 3, 2021, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department; BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or email dg.prospectus_requests@bofa.com; or Wells Fargo Securities at 500 West 33rd Street, New York, New York, 10001, Attn: Equity Syndicate Department, by calling toll free 1-800-326-5897, or by e-mail at cmclientsupport@wellsfargo.com.

ABOUT ARES CAPITAL CORPORATION

Founded in 2004, Ares Capital is a leading specialty finance company focused on providing direct loans and other investments in private middle market companies in the United States. Ares Capital’s objective is to source and invest in high-quality borrowers that need capital to achieve their business goals, which often leads to economic growth and employment. Ares Capital believes its loans and other investments in these companies can generate attractive levels of current income and potential capital appreciation for investors. Ares Capital, through its investment manager, utilizes its extensive, direct origination capabilities and incumbent borrower relationships to source and underwrite predominantly senior secured loans but also subordinated debt and equity investments. Ares Capital has elected to be regulated as a business development company (“BDC”) and is the largest BDC by market capitalization as of June 30, 2021. Ares Capital is externally managed by a subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative investment manager.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or Ares Capital’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the impact of the COVID-19 pandemic and related changes in base interest rates and significant market volatility on Ares Capital’s business, Ares Capital’s portfolio companies, Ares Capital’s industry and the global economy. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Ares Capital’s filings with the Securities and Exchange Commission. Ares Capital undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS

Ares Capital Corporation

Carl G. Drake or John Stilmar
888-818-5298

irarcc@aresmgmt.com